Exhibit 10.5(d)

Exercise of Option To
Purchase Shares

To:          ANGION BIOMEDICA CORP.

The undersigned hereby irrevocably exercises a Stock Option for the purchase of [      ] shares (the “Shares”) of Common Stock of Angion Biomedica Corp. (the “Company”) granted under its 2015 Equity Incentive Plan, and evidenced by Stock Option Certificate No. [      ] 2015-[   ], dated [      ].

The undersigned herewith makes payment of the purchase price for the Shares in the amount of $[      ] [the number of Shares written above multiplied by the exercise price of $[      ] per Option Share] by one of the following choices (please initial the desired choice):

☐ ( i) delivery of cash or a check payable to the order of Angion Biomedica Corp.;

☐ (ii)* delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value (as defined in the Plan) equal as of the date of exercise to the aggregate cash exercise price for the Shares as to which the Option is being exercised;

☐ (iii)* having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or

☐ (iv)* in accordance with a cashless exercise program established with a securities brokerage firm and approved by the Administrator.

*These choices are subject to (a) the discretion of the Administrator and (b) at the time of exercise, the Common Stock is listed on a national securities exchange or traded in the U.S. over-the counter market.

As part of this Option exercise, and as a condition to the delivery of the stock certificate for the Shares, the undersigned agrees to become a party to a Stockholders Agreement covering the rights and obligations of certain holders of the Common Stock, which Agreement shall be in the form presented by the Company.  In the event the Shares are not registered under the Securities Act of 1933, as amended, the undersigned shall provide such representations as may be required by the Company to fulfill any exemptions that may be sought from registration under said Act, and the undersigned acknowledges the resale restrictions on the Shares imposed by said Act and that the certificates representing the Shares may include legends thereon reflecting such resale restrictions and as set forth in the Plan.

Kindly issue the stock certificate for the Shares in accordance with the instructions given below:

1

Print name

Signature

Instructions for issuance of stock:

Name

Address

Social Security Number